Exhibit 99.1

New Relic Announces Second Quarter of Fiscal Year 2016 Results

Revenue increased 69% year-over-year to $42.9 million in the second quarter

Dollar-based net expansion rate of 121%

San Francisco – November 5, 2015 – Software analytics company New Relic, Inc. (NYSE: NEWR) today announced financial results for the second fiscal quarter ended September 30, 2015.

“We have seen continued strong adoption of the New Relic Software Analytics Cloud from organizations of all sizes who want real-time insights about their app performance, customer experience and business success,” said Lew Cirne, CEO and founder, New Relic. “And, next week at FutureStack15, we expect to bring together more than 1,000 of the world’s leading developers, IT experts, and technologists who are changing the world through software.”

Second Quarter Fiscal 2016 Financial Highlights:

•	Revenue of $42.9 million, up 69% compared with the second quarter of fiscal 2015 and 13% from the first quarter of fiscal 2016.

•	GAAP loss from operations was $15.0 million for the second quarter of fiscal 2016, compared with GAAP loss from operations of $9.3 million for the second quarter of fiscal 2015. Non-GAAP loss from operations was $8.4 million for the second quarter of fiscal 2016, compared with non-GAAP loss from operations of $6.4 million for the second quarter of fiscal 2015.

•	GAAP net loss per share was $0.31 for the second quarter of fiscal 2016 based on 48.2 million weighted-average shares outstanding, compared with GAAP net loss per share of $0.58 for the second quarter of fiscal 2015 based on 15.9 million weighted-average shares outstanding. Non-GAAP net loss per share was $0.17 for the second quarter of fiscal 2016 based on 48.2 million non-GAAP weighted-average shares outstanding, compared with non-GAAP net loss per share of $0.15 for the second quarter of fiscal 2015 based on 40.7 million non-GAAP weighted-average shares outstanding.

•	Cash, cash equivalents and short-term investments were $189.0 million at the end of the second quarter of fiscal 2016, compared with $195.0 million at the end of the first quarter of fiscal 2016.

Customer Highlights:

•	As of September 30, 2015, total Paid Business Accounts were 12,840.

•	Dollar-Based Net Expansion Rate for the quarter ended September 30, 2015 was 121%.

•	New customers in the quarter included: Acxiom Corporation, FastCompany, Game Retail Ltd, KBM Group, Latina Media Ventures, Miami-Dade County Public Schools, MovieStarPlanet, Nu Skin Enterprises, Total Wine & More, TrueCar, Trustpower Limited and Yesmail.

•	Expanded customer relationships in the quarter included: Airbnb, Appirio, BrainTree, GameStop, MercadoLibre, Inc., MLB Advanced Media, Mulesoft, Petco, Reel Feed, Revionics, RTL Nederland, Salesforce, Schibsted Centralen AB, Surfline, Tabcorp Holdings Limited and zulily.

Second Quarter & Recent Business Highlights:

•	Acquired Opsmatic, Inc., a San Francisco-based startup focused on live-state infrastructure monitoring for modern DevOps teams.

•	Announced new features to specifically monitor development, pre-production and production application health and performance on Amazon Web Services (AWS) [ http://newrelic.com/press-release/20151006 ] Elastic Cloud Compute (EC2), as well as the achievement of AWS Partner Network Mobile Competency.

•	Expanded our partnership with Magento, to deliver critical performance analytics for retailers [ https://newrelic.com/press-release/20150819 ].

•	Announced Leadership Changes:

•	Named Jim Gochee [ http://newrelic.com/press-release/20150820 ] to the newly created position of Chief Product Officer, responsible for the product, engineering and site operation teams.

•	Promoted Hilarie Koplow-McAdams [ http://newrelic.com/press-release/20151001 ] to President, responsible for managing the company’s complete go-to-market strategy.

•	Welcomed Robson Grieve to the company as Chief Marketing Officer to lead the company’s marketing strategy.

Outlook:

New Relic is initiating its outlook for its third quarter of fiscal 2016, as well as updating guidance for the full fiscal year 2016.

•	Third Quarter Fiscal 2016 Outlook:

•	Revenue between $45.0 million and $46.0 million, representing year-over-year growth of between 55% and 58%.

•	Non-GAAP loss from operations of between $14.0 million and $15.0 million.

•	Non-GAAP net loss per share of between $0.29 and $0.31. This assumes 48.9 million non-GAAP weighted average common shares outstanding.

•	Full Year Fiscal 2016 Outlook:

•	Revenue between $174 million and $176 million, representing year-over-year growth of between 58% and 59%.

•	Non-GAAP loss from operations of between $44.0 million and $46.0 million.

•	Non-GAAP net loss per share of between $0.90 and $0.94. This assumes 48.9 million non-GAAP weighted average common shares outstanding.

Conference Call Details:

•	What: New Relic financial results for the second quarter of fiscal year 2016 and outlook for the third quarter of fiscal 2016 and the full year of fiscal 2016.

•	When: November 5, 2015 at 2:00 P.M. Pacific Time (5:00 P.M. Eastern Time).

•	Dial in: To access the call in the U.S., please dial (877) 201-0168, and for international callers, please dial (647) 788-4901. Callers may provide confirmation number 51431392 to access the call more quickly, and are encouraged to dial into the call 10 to 15 minutes prior to the start to prevent any delay in joining.

•	Webcast: http://ir.newrelic.com (live and replay).

•	Replay: Following the completion of the call through 11:59 PM Eastern Time on November 12, 2015, a telephone replay will be available by dialing (855) 859-2056 from the United States or (404) 537-3406 internationally with conference ID 51431392.

About New Relic

New Relic is a software analytics company that delivers real-time insights to more than 500,000 users and 12,000 paid business accounts. As a multi-tenant SaaS platform, the New Relic Software Analytics Cloud helps companies securely monitor their production software in virtually any environment, without having to build or maintain dedicated infrastructure. New Relic helps companies improve application performance, create delightful customer experiences, and realize business success. Learn more at newrelic.com.

Forward-Looking Statements

This press release and the earnings call referencing this press release contain “forward-looking” statements, as that term is defined under the federal securities laws, including but not limited to statements regarding New Relic’s future financial performance, including its outlook on financial results for the third quarter of fiscal year 2016 and for the full fiscal year 2016, market trends and opportunity, customer adoption and momentum of New Relic’s products, competitive advantages, potential growth, benefits of collaborative efforts, New Relic’s ability to execute on its vision, participation by executives on future earnings calls, benefits of management changes, benefits of the acquisition of Opsmatic to New Relic and its customers, and attendance, events, announcements and insights at FutureStack15 and its corresponding Analyst Day. These forward-looking statements are based on New Relic’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause New Relic’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to, New Relic’s ability to generate sufficient revenue to achieve and sustain profitability, particularly in light of its significant ongoing expenses; New Relic’s short operating history in an evolving industry; New Relic’s ability to manage its significant recent growth; fluctuation of New Relic’s quarterly results; the development of the overall market for SaaS business software; the dependence of New Relic’s business on its customers purchasing additional subscriptions and products from it and renewing their subscriptions; New Relic’s ability to develop enhancements to its products, increase adoption and usage of its products and introduce new products that achieve market acceptance; New Relic’s ability to persuade New Relic’s customers to expand their use of New Relic’s products to additional use cases; New Relic’s ability to determine optimal prices for its products; New Relic’s ability to expand its marketing and sales capabilities and increase sales of its solutions to large enterprises while mitigating the risks associated with serving such customers; privacy concerns, which could result in additional cost and liability to New Relic or inhibit sales; changes in privacy laws, regulations and standards; New Relic’s ability to effectively compete in the intensely competitive market for application performance monitoring solutions and respond effectively to rapidly changing technology, evolving industry standards and changing customer needs, requirements or preferences; New Relic’s dependence on lead generation strategies to drive sales and revenue; interruptions or performance problems associated with New Relic’s technology and infrastructure; defects or disruptions in New Relic’s products; the expense and complexity of New Relic’s ongoing and planned investments in data center hosting facilities; risks associated with international operations; New Relic’s ability to protect its intellectual property rights; and other “Risk Factors” set forth in New Relic’s most recent filings with the Securities and Exchange Commission (the “SEC”).

Further information on these and other factors that could affect New Relic’s financial results and the forward-looking statements in this press release is included in the filings we make with the SEC from time to time, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2015. Copies of these documents may be obtained by visiting New Relic’s Investor Relations website at http://ir.newrelic.com or the SEC’s website at www.sec.gov.

New Relic assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Non-GAAP Financial Measures

New Relic discloses the following non-GAAP financial measures in this release and the earnings call referencing this press release: non-GAAP loss from operations, non-GAAP net loss, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating margin, non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative and non-GAAP weighted average shares used to compute net loss per share attributable to common stockholders. New Relic uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. New Relic believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the historical non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these historical non-GAAP financial measures to their most directly comparable GAAP financial measures.

New Relic defines non-GAAP gross profit, non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for: (1) stock-based compensation, (2) amortization of stock-based compensation capitalized in software development costs, (3) the amortization of purchased intangibles, (4) lawsuit litigation, (5) the transaction costs related to acquisition and (6) employer payroll tax on equity incentive plans. New Relic excludes employer payroll tax expense on equity incentive plans as these expenses are tied to the exercise or vesting of underlying equity awards and the price of New Relic’s common stock at the time of vesting or exercise. As a result, these taxes may vary in any particular period independent of the financial and operating performance of New Relic’s business. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the non-GAAP weighted average shares used to compute net loss per share attributable to common stockholders that are adjusted to assume the conversion of outstanding preferred shares to common shares as of the beginning of the period.

With respect to New Relic’s outlook under “Outlook” above, New Relic has not reconciled its expectations as to non-GAAP operating loss to GAAP loss from operations or non-GAAP net loss per share to GAAP net loss per share because certain items such as stock-based compensation, lawsuit litigation expenses and employer payroll taxes on equity incentive plans are out of New Relic’s control or cannot be reasonably predicted. Accordingly, reconciliation is not available without unreasonable effort.

Operating Metrics

New Relic’s dollar-based net expansion rate compares its recurring subscription revenue from customers from one period to the next. It is increased when customers increase their use of New Relic’s products, use additional products, or upgrade to a higher subscription tier. New Relic’s dollar-based net expansion rate is reduced when customers decrease their use of New Relic’s products, use fewer products, or downgrade to a lower subscription tier.

New Relic is a registered trademark of New Relic, Inc.

All product and company names herein may be trademarks of their registered owners.

Investor Contact

Jonathan Parker

New Relic, Inc.

503-336-9280

IR@newrelic.com

Media Contact

Andrew Schmitt

New Relic, Inc.

415-869-7109

aschmitt@newrelic.com

Condensed Consolidated Statements of Operations

(In thousands, except per share data; unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2015	2014	2015	2014
Revenue	$42,928	$25,361	$81,073	$47,974
Cost of revenue	8,952	5,029	16,818	9,061

Gross profit	33,976	20,332	64,255	38,913

Operating expenses:
Research and development	10,616	5,336	19,370	10,248
Sales and marketing	29,365	19,019	58,048	37,635
General and administrative	8,960	5,249	16,944	10,609

Total operating expenses	48,941	29,604	94,362	58,492

Loss from operations	(14,965)	(9,272)	(30,107)	(19,579)

Other income (expense):
Interest income	149	7	290	12
Interest expense	(13)	(14)	(27)	(29)
Other income (expense), net	(31)	67	(33)	201

Loss before income taxes	(14,860)	(9,212)	(29,877)	(19,395)
Income tax provision (benefit)	(41)	—	61	—

Net loss	$(14,819)	$(9,212)	$(29,938)	$(19,395)

Net loss per share attributable to common stockholders, basic and diluted	$(0.31)	$(0.58)	$(0.63)	$(1.22)

Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	48,150	15,929	47,523	15,917

Condensed Consolidated Balance Sheets

(In thousands, except par value; unaudited)

	September 30,	March 31,
	2015	2015
Assets
Current assets:
Cash and cash equivalents	$68,796	$105,257
Short-term investments	120,225	95,503
Accounts receivable, net of allowance for doubtful accounts of $422 and $282, respectively	20,684	13,813
Prepaid expenses and other current assets	8,273	4,299

Total current assets	217,978	218,872

Property and equipment, net	40,621	35,397
Restricted cash	8,023	4,623
Goodwill	2,053	2,053
Intangible assets, net	1,802	2,300
Other assets, non-current	1,638	1,466

Total assets	$272,115	$264,711

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$5,584	$4,969
Accrued compensation and benefits	7,483	6,288
Other current liabilities	5,165	3,623
Deferred revenue	42,041	29,185

Total current liabilities	60,273	44,065
Deferred rent, non-current	4,775	4,638
Deferred revenue, non-current	3,344	124
Other liabilities, non-current	708	1,014

Total liabilities	69,100	49,841

Stockholders’ equity:
Common stock, $0.001 par value	49	47
Treasury stock—at cost (260 shares)	(263)	(263)
Additional paid-in capital	364,725	346,671
Accumulated other comprehensive income	42	15
Accumulated deficit	(161,538)	(131,600)

Total stockholders’ equity	203,015	214,870

Total liabilities and stockholders’ equity	$272,115	$264,711

Condensed Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Six Months Ended September 30,
	2015	2014
Cash flows from operating activities:
Net loss:	$(29,938)	$(19,395)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,017	3,490
Stock-based compensation expense	10,247	4,166
Other	700	(89)
Changes in operating assets and liabilities:
Accounts receivable	(7,166)	(3,397)
Prepaid expenses and other assets	(3,809)	(3,495)
Accounts payable	133	(572)
Accrued compensation and benefits and other liabilities	2,454	717
Deferred rent	157	30
Deferred revenue	16,076	5,371

Net cash used in operating activities	(4,129)	(13,174)

Cash flows from investing activities:
Purchases of property and equipment	(6,608)	(5,739)
Down payment for property and equipment	—	(180)
Increase in restricted cash	(3,400)	(27)
Purchases of short-term investments	(53,422)	—
Proceeds from sale and maturity of short-term investments	28,350	—
Capitalized software development costs	(4,096)	(4,443)

Net cash used in investing activities	(39,176)	(10,389)

Cash flows from financing activities:
Proceeds from issuances of preferred stock, net of issuance costs	—	97,243
Payment of costs related to initial public offering	—	(1,330)
Proceeds from issuance of common stock	6,844	567

Net cash provided by financing activities	6,844	96,480

Net increase (decrease) in cash and cash equivalents	(36,461)	72,917
Cash and cash equivalents, beginning of period	105,257	19,453

Cash and cash equivalents, end of period	$68,796	$92,370

Reconciliation from GAAP to Non-GAAP Results

(In thousands, except per share data; unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2015	2014	2015	2014
Reconciliation of gross profit and gross margin:

GAAP gross profit	$33,976	$20,332	$64,255	$38,913
Plus: Stock-based compensation	309	101	560	194
Plus: Amortization of purchased intangibles	200	—	400	—
Plus: Amortization of stock-based compensation capitalized in software development costs	121	34	221	62
Plus: Employer payroll tax on employee equity incentive plans	3	—	3	—

Non-GAAP gross profit	$34,609	$20,467	$65,439	$39,169

GAAP gross margin	79%	80%	79%	81%
Non-GAAP adjustments	2%	1%	2%	1%

Non-GAAP gross margin	81%	81%	81%	82%

Reconciliation of operating expenses:

GAAP research and development	$10,616	$5,336	$19,370	$10,248
Less: Stock-based compensation	(1,501)	(255)	(2,539)	(457)
Less: Employer payroll tax on employee equity incentive plans	(68)	—	(68)	—

Non-GAAP research and development	$9,047	$5,081	$16,763	$9,791

GAAP sales and marketing	$29,365	$19,019	$58,048	$37,635
Less: Stock-based compensation	(2,070)	(1,055)	(4,046)	(1,904)
Less: Amortization of purchased intangibles	(12)	—	(25)	—
Less: Employer payroll tax on employee equity incentive plans	(331)	—	(331)	—

Non-GAAP sales and marketing	$26,952	$17,964	$53,646	$35,731

GAAP general and administrative	$8,960	$5,249	$16,944	$10,609
Less: Stock-based compensation	(1,708)	(824)	(3,102)	(1,611)
Less: Lawsuit litigation	(10)	(642)	(27)	(1,123)
Less: Amortization of purchased intangibles	(34)	—	(74)	—
Less: Transaction costs related to acquisition	(104)	—	(104)	—
Less: Employer payroll tax on employee equity incentive plans	(78)	—	(78)	—

Non-GAAP general and administrative	$7,026	$3,783	$13,559	$7,875

Reconciliation of loss from operations and operating margin:

GAAP loss from operations	$(14,965)	$(9,272)	$(30,107)	$(19,579)
Plus: Stock-based compensation	5,588	2,235	10,247	4,166
Plus: Lawsuit litigation	10	642	27	1,123
Plus: Amortization of purchased intangibles	246	—	499	—
Plus: Transaction costs related to acquisition	104	—	104	—
Plus: Amortization of stock-based compensation capitalized in software development costs	121	34	221	62
Plus: Employer payroll tax on employee equity incentive plans	480	—	480	—

Non-GAAP loss from operations	$(8,416)	$(6,361)	$(18,529)	$(14,228)

GAAP operating margin	(35%)	(37%)	(37%)	(41%)
Non-GAAP adjustments	15%	12%	14%	11%

Non-GAAP operating margin	(20%)	(25%)	(23%)	(30%)

Reconciliation of net loss:

GAAP net loss	$(14,819)	$(9,212)	$(29,938)	$(19,395)
Plus: Stock-based compensation	5,588	2,235	10,247	4,166
Plus: Lawsuit litigation	10	642	27	1,123
Plus: Amortization of purchased intangibles	246	—	499	—
Plus: Transaction costs related to acquisition	104	—	104	—
Plus: Amortization of stock-based compensation capitalized in software development costs	121	34	221	62
Plus: Employer payroll tax on employee equity incentive plans	480	—	480	—

Non-GAAP net loss	$(8,270)	$(6,301)	$(18,360)	$(14,044)

Reconciliation of net loss per share attributable to common stockholders, basic and diluted:

GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.31)	$(0.58)	$(0.63)	$(1.22)
Non-GAAP adjustments to net loss	0.14	0.18	0.24	0.34
Non-GAAP adjustment to weighted-average shares used to compute net loss per share	—	0.25	—	0.54

Non-GAAP net loss per share attributable to common stockholders, basic and diluted	(0.17)	(0.15)	(0.39)	(0.34)

Reconciliation of weighted-average shares used to compute net loss per share attributable to common stockholders:

GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	48,150	15,929	47,523	15,917
Conversion of preferred stock	—	24,813	—	24,813

Non-GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	48,150	40,742	47,523	40,730